                            PROMISSORY NOTE

$125,000.00                                             Date: May 23, 1997

     FOR VALUE RECEIVED the undersigned hereby promise to pay to USA/Wade Cook Seminars, Inc. at 14675 Interurban Ave. South, Seattle, WA 98168 or at such other place as the holder hereof may designate in writing, the principal sum of One Hundred Twenty Five Thousand dollars and no/100 ($125,000.00), payable in forty-eight (48) consecutive equal monthly payments, including interest as provided below, of ($3,606.88) each, commencing with the first payment on the 7th day of July, 1997, and continuing with a like payment on the 7th day of each and every consecutive month thereafter until the entire remaining unpaid principal balance has been paid in full, subject to the following additional terms and conditions:

         1. Interest. Interest shall accrue on the unpaid principal balance at the simple rate of Seventeen percent (17.00%) per annum.

         2. Application of Payments. Payments shall be applied first toward the payment and satisfaction of accrued and unpaid interest, if any, and the remainder shall be applied toward the reduction of principal. Principal and interest shall be payable only in lawful money of the United States of America.

         3. Prepayment. The undersigned shall have the right, without penalty, to pre-pay any part of all of the unpaid principal balance due hereunder, upon payment in full of all interest, principal and any other amounts due hereunder, payments shall terminate. In any event, the attorney's fees, as provided herein, shall be paid in full on or before May. 2001.

         4. Default/Late Charges/Acceleration. In the event any installment payment due hereunder or any portion thereof is not made within thirty (30) days after its due date and such default is occasioned by the default of any lessee, then, to that extent, Debtor shall have sixty (60) days from such due date to repossess the subject motor vehicle(s), re-lease the same and resume making monthly installment payments pursuant to the Note.

         5. No Waiver. The acceptance of any installment or payment after the occurrence of a default or event giving rise to the right of acceleration provided for in the previous paragraph shall not constitute a waiver of such right of acceleration with respect to any event.

         6. Costs of Collection/Attorneys' Fees, etc. In the event any payment due under this Note is not made, or any obligation provided to be satisfied or performed under any instrument given to secure payment of the obligations evidenced hereby is not satisfied or performed, at the time and in the manner required, the undersigned agrees to pay all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit and before or after judgment) which may be incurred by the holder hereof in connection with the enforcement of any of his rights under this Note or under any such other instrument, or any right arising out of the breach thereof, including but not limited to, reasonable expenses incurred in foreclosing on the collateral securing payment hereof, court costs, and reasonable attorney's fees.

         7. Notice. Any notice or demand hereunder shall be deemed to have been given to and received by the undersigned when personally delivered or when deposited in the U.S. mail, certified or registered mail, return receipt requested, postage pre-paid, and addressed to the undersigned at the address set forth below or at such other address as the undersigned may hereafter designate in writing to the holder hereof.

This note shall be governed by and construed in accordance with the laws of the State of Utah.

                                    NEWSTART CENTRE, INC.

                                    By  /s/ Robert J. Atmore
                                       ------------------------------
                                        Robert J. Atmore, President

                             SECURED LOAN AGREEMENT

     THIS SECURED LOAN AGREEMENT (hereinafter referred to as "Agreement") is made and entered into on this 23rd day of May, 1997, by and between NEWSTART CENTRE, INC., a Utah Corporation with its principal place of business in Salt Lake County, State of Utah, (hereinafter referred to as "Debtor") and Wade Cook Seminars, Inc. of 14675 Interurban Ave. South, Seattle, WA 98168 (hereinafter referred to as "Secured Party").

     CAPTIONS AND HEADINGS. The captions and headings throughout this Agreement are for convenience of reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provisions of or the scope or intent of this Agreement or in any way affect this Agreement.

RECITALS:

     A. WHEREAS, DEBTOR is engaged in the business of buying, leasing and selling motor vehicles to the general public, and

     B. WHEREAS, DEBTOR desires to borrow working capital for the purchase of automobiles to sale or lease, and

     C. WHEREAS, Secured Party desires to loan working capital to Debtor,

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto hereby agree as follows:

     1. Loan. Secured Party hereby lends to Debtor, receipt of which is hereby acknowledged, the sum of $ $125,000.00 payable to Debtor in certified funds concurrent with the execution of this Agreement and the other documents/instruments referred to below.

     2. Loan Documents.

         a) Execution and delivery by Debtor. Debtor hereby agrees to execute, by and through its authorized representatives, and to deliver to Secured Party, the following instruments/ documents to effect the loan described in paragraph 1 above.

                  1) Promissory Note dated the 23rd day of May, 1997, a copy of which is attached hereto as Exhibit "A".

                  2) Certificate of Delivery and Receipt of Documents, a copy of which is attached hereto as Exhibit "B".

     b) Execution and delivery by Secured Party. Secured Party hereby agrees to execute and deliver to Debtor the Certificate of Delivery and Receipt of Documents dated the 23rd of May, 1997, (Exhibit "B").

     3. Grant of Lien. Debtor hereby grants to Secured Party a continuing lien against each vehicle (hereinafter the "vehicles") purchased with Secured Party's funds to secure the payment and performance of each and every obligation, liability and undertaking of Debtor under the loan documents and Debtor hereby represents and warrants to secured Party that Debtor is or, after acquisition by Debtor, will be the owner of the vehicles and possesses all requisite power and authority to execute and deliver this Agreement and to grant to Secured Party a lien as to all of the vehicles or any replacements thereof.

     4. No Other Security Interests/Liens. No financing statement or lien covering the vehicles has been given or filed by Debtor with any filing officer, and the said vehicles are or will be free from any adverse liens, security interests, claims or encumbrances of any kind.

     5. Taxes and Assessments. All taxes, assessments and other governmental charges including Utah State sales tax, county property tax, and license and registration fees upon the vehicles will, to the best of Debtor's knowledge, have been paid and shall continue to be paid as they become due and payable.

     6. Substitution of Collateral. Secured Party consents and acknowledges that Debtor, from time to time, June sell, transfer or assign any or all of the said vehicles or leases covering the vehicles. Secured Party further agrees to cooperate with and to execute and deliver to Debtor such additional documents as June be necessary to sell or otherwise dispose of any of the vehicles provided Debtor, within a reasonable time, replaces such vehicle(s) with other vehicle(s) of equal or greater value and lists Secured Party as the sole lien holder on the titles to any such replacement vehicles.

     7. Evidence of Title. Debtor shall, within thirty (30) days after the receipt thereof, deliver to Secured Party copies of any and all title and/or registration documents relating to any of the motor vehicles covered by this Agreement showing Secured Party as the sole lienholder. Debtor shall not further mortgage, pledge, grant or permit to exist any lien against or security interest in, or encumbrance on, any of the vehicles without the prior written consent of Secured Party.

     8. Insurance. Debtor shall maintain, or cause Lessees to maintain, at Debtor's or Lessee's expense, proper insurance coverage on the vehicles covered by this Agreement upon terms and with limits of coverage reasonably required by the existing custom and usage in the motor vehicle leasing industry and all rights, duties and obligations of Debtor and Lessees with respect to insurance coverage of the vehicles, including, without limitation, payment of premiums, use of proceeds and disposition of policies shall be as are standard in the auto leasing industry.

     9. Licenses and Permits. Debtor shall keep in effect all licenses, permits and franchises required by law or contract relating to the vehicles and shall pay, when due, all fees and other charges pertaining thereto.

     10. Miscellaneous.

     (a) Entire Agreement. This Agreement, together with all of the documents/instruments listed herein constitute the entire agreement between the parties. There are no terms, obligations, covenants, representations, statements, or conditions between the parties, other than those contained herein. No variations or modifications of this Agreement or waiver of any of the terms or provisions hereof shall be deemed valid unless in writing and signed by both parties.

     (b) Grace Period. In the event of a non-monetary default, Debtor shall have thirty (30) days after receipt of written notice thereof from Secured Party in which to cure such default.

     (c) Amendments. Neither this Agreement nor any provisions hereof June be changed, waived, discharged or terminated orally and June only be modified or amended by an instrument in writing, signed by Secured Party and Debtor.

     (d) Binding Effect. This Agreement shall be binding upon Debtor and Debtor's successors and assigns. This Agreement shall inure to the benefit of Secured Party, and Secured Party's heirs, personal representatives, successors and assigns.

     (e) Notices. Except as otherwise provided herein, all notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered or, if mailed, then when mailed, if mailed by registered or certified mail, postage prepaid, addressed as follows:

If to Secured Party, to:                 If to Debtor, to:
Wade Cook Seminars, Inc.                 Newstart Centre, Inc.
c/o 14675 Interurban Ave. South          5200 South State Street
Seattle, WA. 98168                       Murray, Utah 84107

Such addresses June be changed by notice to the other parties given in the same manner as above provided. Any notice given hereunder shall be deemed given as of the date delivered or mailed.

     (f) Severability. If any term or provision of this Agreement shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable or unenforceable, such void, voidable or unenforceable term or provision shall not affect any other term or provision of this Agreement.

     (g) Governing Law. This Agreement and all matters relating hereto shall be governed by, construed and interpreted in accordance with the laws of the State of Utah, County of Salt Lake.

     (h) Termination. This Agreement shall terminate upon the full and complete performance and satisfaction by Debtor of all of its obligations to Secured Party under this Agreement or any other instrument referred to herein requiring performance by Debtor.

     IN WITNESS WHEREOF, Debtor and Secured Party have executed this Secured Loan Agreement effective as of the date first above written.

                                         DEBTOR:

                                         NEWSTART CENTRE, INC.

                                         By  /s/ Robert J. Atmore
                                            --------------------------------
                                             Robert J. Atmore, President

                                         SECURED PARTY:

                                         Wade Cook Seminars, Inc.

                                         By  /s/ Wade B. Cook
                                            --------------------------------
                                             Wade B. Cook

                            CERTIFICATE OF DELIVERY
                            AND RECEIPT OF DOCUMENTS

I, Robert J. Atmore, of/for NEWSTART CENTRE, INC. do hereby certify that on the 23rd day of May, 1997 I delivered to WADE COOK SEMINARS, INC. of 14675 Interurban Ave. South, Seattle, WA 98168 one (1) original and/or one (1) copy of each of the following documents:

         (i) Secured Loan Agreement dated the 23rd day of May, 1997, between NEWSTART CENTRE, INC. as Debtor, and WADE COOK SEMINARS, INC. as Secured Party.

         (ii) Promissory Note dated the 23rd day of May, 1997.

                                    NEWSTART CENTRE, INC.

                                    By  /s/ Robert J. Atmore
                                       ----------------------------
                                        Robert J. Atmore, President

SECURED LOAN AGREEMENT

     THIS SECURED LOAN AGREEMENT (hereinafter referred to as "Agreement") is made and entered into on this 20th day of June, 1997, by and between NEWSTART CENTRE, INC., a Utah Corporation with its principal place of business in Salt Lake County, State of Utah, (hereinafter referred to as "Debtor") and Wade Cook Seminars, Inc. of 14675 Interurban Ave. South, Seattle, WA 98168 (hereinafter referred to as "Secured Party").

     CAPTIONS AND HEADINGS. The captions and headings throughout this Agreement are for convenience of reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provisions of or the scope or intent of this Agreement or in any way affect this Agreement.

RECITALS:

     A. WHEREAS, DEBTOR is engaged in the business of buying, leasing and selling motor vehicles to the general public, and

     B. WHEREAS, DEBTOR desires to borrow working capital for the purchase of automobiles to sale or lease, and

     C. WHEREAS, Secured Party desires to loan working capital to Debtor,

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto hereby agree as follows:

     1. Loan. Secured Party hereby lends to Debtor, receipt of which is hereby acknowledged, the sum of $ S125,000.00 payable to Debtor in certified funds concurrent with the execution of this Agreement and the other documents/instruments referred to below.

     2. Loan Documents.

         a) Execution and delivery by Debtor. Debtor hereby agrees to execute, by and through its authorized representatives, and to deliver to Secured Party, the following instruments/ documents to effect the loan described in paragraph 1 above.

                  1) Promissory Note dated the 20th day of June, 1997, a copy of which is attached hereto as Exhibit "A".

                  2) Certificate of Delivery and Receipt of Documents, a copy of which is attached hereto as Exhibit "B".

         b) Execution and delivery by Secured Party. Secured Party hereby agrees to execute and deliver to Debtor the Certificate of Delivery and Receipt of Documents dated the 20th of June, 1997, (Exhibit "B").

     3. Grant of Lien. Debtor hereby grants to Secured Party a continuing lien against each vehicle (hereinafter the "vehicles") purchased with Secured Party's funds to secure the payment and performance of each and every obligation, liability and undertaking of Debtor under the loan documents and Debtor hereby represents and warrants to secured Party that Debtor is or, after acquisition by Debtor, will be the owner of the vehicles and possesses all requisite power and authority to execute and deliver this Agreement and to grant to Secured Party a lien as to all of the vehicles or any replacements thereof.

     4. No Other Security Interests/Liens. No financing statement or lien covering the vehicles has been given or filed by Debtor with any filing officer, and the said vehicles are or will be free from any adverse liens, security interests, claims or encumbrances of any kind.

     5. Taxes and Assessments. All taxes, assessments and other governmental charges including Utah State sales tax, county property tax, and license and registration fees upon the vehicles will, to the best of Debtor's knowledge, have been paid and shall continue to be paid as they become due and payable.

     6. Substitution of Collateral. Secured Party consents and acknowledges that Debtor, from time to time, July sell, transfer or assign any or all of the said vehicles or leases covering the vehicles. Secured Party further agrees to cooperate with and to execute and deliver to Debtor such additional documents as July be necessary to sell or otherwise dispose of any of the vehicles provided Debtor, within a reasonable time, replaces such vehicle(s) with other vehicle(s) of equal or greater value and lists Secured Party as the sole lien holder on the titles to any such replacement vehicles.

     7. Evidence of Title. Debtor shall, within thirty (30) days after the receipt thereof, deliver to Secured Party copies of any and all title and/or registration documents relating to any of the motor vehicles covered by this Agreement showing Secured Party as the sole lienholder. Debtor shall not further mortgage, pledge, grant or permit to exist any lien against or security interest in, or encumbrance on, any of the vehicles without the prior written consent of Secured Party.

     8. Insurance. Debtor shall maintain, or cause Lessees to maintain, at Debtor's or Lessee's expense, proper insurance coverage on the vehicles covered by this Agreement upon terms and with limits of coverage reasonably required by the existing custom and usage in the motor vehicle leasing industry and all rights, duties and obligations of Debtor and Lessees with respect to insurance coverage of the vehicles, including, without limitation, payment of premiums, use of proceeds and disposition of policies shall be as are standard in the auto leasing industry.

     9. Licenses and Permits. Debtor shall keep in effect all licenses, permits and franchises required by law or contract relating to the vehicles and shall pay, when due, all fees and other charges pertaining thereto.

     10. Miscellaneous.

         (a) Entire Agreement. This Agreement, together with all of the documents/instruments listed herein constitute the entire agreement between the parties. There are no terms, obligations, covenants, representations, statements, or conditions between the parties, other than those contained herein. No variations or modifications of this Agreement or waiver of any of the terms or provisions hereof shall be deemed valid unless in writing and signed by both parties.

         (b) Grace Period. In the event of a non-monetary default, Debtor shall have thirty (30) days after receipt of written notice thereof from Secured Party in which to cure such default.

         (c) Amendments. Neither this Agreement nor any provisions hereof July be changed, waived, discharged or terminated orally and July only be modified or amended by an instrument in writing, signed by Secured Party and Debtor.

         (d) Binding Effect. This Agreement shall be binding upon Debtor and Debtor's successors and assigns. This Agreement shall inure to the benefit of Secured Party, and Secured Party's heirs, personal representatives, successors and assigns.

         (e) Notices. Except as otherwise provided herein, all notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered or, if mailed, then when mailed, if mailed by registered or certified mail, postage prepaid, addressed as follows:


If to Secured Party, to:                      If to Debtor, to:
Wade Cook Seminars, Inc.                      Newstart Centre, Inc.
c/o 14675 South Loafer Canyon Road            5200 South State Street
Elkridge, Ut. 84651                           Murray, Utah 84107

Such addresses July be changed by notice to the other parties given in the same manner as above provided. Any notice given hereunder shall be deemed given as of the date delivered or mailed.

     (f) Severability. If any term or provision of this Agreement shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable or unenforceable, such void, voidable or unenforceable term or provision shall not affect any other term or provision of this Agreement.

     (g) Governing Law. This Agreement and all matters relating hereto shall be governed by, construed and interpreted in accordance with the laws of the State of Utah, County of Salt Lake.

     (h) Termination. This Agreement shall terminate upon the full and complete performance and satisfaction by Debtor of all of its obligations to Secured Party under this Agreement or any other instrument referred to herein requiring performance by Debtor.

     IN WITNESS WHEREOF, Debtor and Secured Party have executed this Secured Loan Agreement effective as of the date first above written.

                                        DEBTOR:

                                        NEWSTART CENTRE, INC.

                                        By  /s/ Robert J. Atmore
                                           ------------------------------
                                            Robert J. Atmore, President

                                        SECURED PARTY:

                                        Wade Cook Seminars, Inc.

                                        By  /s/ Wade B. Cook
                                           ------------------------------
                                            Wade B. Cook

                                PROMISSORY NOTE
                                   (Secured)


$ $125,000.00                                               Date: June 20, 1997

     FOR VALUE RECEIVED the undersigned hereby promise to pay to Wade Cook Seminars, Inc. at 14675 Interurban Ave. South, Seattle, WA 98168 or at such other place as the holder hereof June designate in writing, the principal sum of One Hundred Twenty Five Thousand dollars and no/100 ($ $125,000.00 ), payable in forty-eight (48) consecutive equal monthly payments, including interest as provided below, of ($3.606.88) each, commencing with the first payment on the 4th day of August, 1997, and continuing with a like payment on the 4th day of each and every consecutive month thereafter until the entire remaining unpaid principal balance has been paid in full, subject to the following additional terms and conditions:

     1. Interest. Interest shall accrue on the unpaid principal balance at the simple rate of Seventeen percent (17.00%) per annum.

     2. Application of Payments. Payments shall be applied first toward the payment and satisfaction of accrued and unpaid interest, if any, and the remainder shall be applied toward the reduction of principal. Principal and interest shall be payable only in lawful money of the United States of America.

     3. Prepayment. The undersigned shall have the right, without penalty, to pre-pay any part or all of the unpaid principal balance due hereunder, in which event subsequent monthly payments shall be reduced proportionately, or, upon payment in full of all interest, principal and any other amounts due hereunder, payments shall terminate. In any event, the entire principal balance, together with ail accrued interest and any accrued costs or attorney's fees, as provided herein, shall be paid in full on or before June, 2001.

     4. Default/Late Charges/Acceleration. In the event any installment payment due hereunder or any portion thereof is not made within thirty (30) days after its due date and such default is occasioned by the default of any lessee, then, to that extent, Debtor shall have sixty (60) days from such due date to repossess the subject motor vehicle(s), re-lease the same and resume making monthly installment payments pursuant to the Note. Any installment payment or any portion thereof not paid within the said sixty-day (60) period shall be added on to the end of the term covered by the Note and the final due date for such payment or part thereof, together with any accrued interest thereon shall be extended by one month for each such installment payment missed.

     5. No Waiver. The acceptance of any installment or payment after the occurrence of a default or event giving rise to the right of acceleration provided for in the previous paragraph shall not constitute a waiver of such right of acceleration with respect to any subsequent default or event.

     6. Costs of Collection/Attorneys' Fees, etc. In the event any payment due under this Note is not made, or any obligation provided to be satisfied or performed under any instrument given to secure payment of the obligations evidenced hereby is not satisfied or performed, at the time and in the manner required, the undersigned agrees to pay all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit and before or after judgment) which June be incurred by the holder hereof in connection with the enforcement of any of his rights under this Note or under any such other instrument, or any right arising out of the breach thereof, including but not limited to, reasonable expenses incurred in foreclosing on the collateral securing payment hereof, court costs, and reasonable attorneys" fees.

     7. Notice. Any notice or demand hereunder shall be deemed to have been given to and received by the undersigned when personally delivered or when deposited in the U.S. mail, certified or registered mail, return receipt requested, postage pre-paid, and addressed to the undersigned at the address set forth below or at such other address as the undersigned June hereafter designate in writing to the holder hereof.

     This note shall be governed by and construed in accordance with the laws of the State of Utah.

                                             NEWSTART CENTRE, INC.

                                             By  /s/ Robert J. Atmore
                                                ----------------------------
                                                 Robert J. Atmore, President

                            CERTIFICATE OF DELIVERY
                            AND RECEIPT OF DOCUMENTS

I, Robert J, Atmore, of/for NEWSTART CENTRE, INC. do hereby certify that on the 20th day of June, 1997 I delivered to Wade Cook Seminars, Inc. of 14675 Interurban Ave. South, Seattle, WA 98168 one (1) original and/or one (1) copy of each of the following documents:

     (i) Secured Loan Agreement dated the 20th day of June, 1997, between NEWSTART CENTRE, INC., as Debtor, and Wade Cook Seminars, Inc. as Secured Party.

     (ii) Promissory Note dated the 20th day of June, 1997.

     DATED this 20th day of June, 1997.

                                         NEWSTART CENTRE, INC.

                                         By  /s/ Robert J. Atmore
                                            ------------------------------
                                             Robert J. Atmore, President

                                    RECEIPT

     The undersigned do hereby acknowledge receipt of each of the documents or copies thereof listed above and attached to this Certificate.

     DATED this 20th day of June, 1997.

Name: Wade Cook Seminars, Inc.

By  /s/ Wade B. Cook                 Fed EIN#  93-1012978
   -------------------------------             ----------
    Wade B. Cook

                             SECURED LOAN AGREEMENT

     THIS SECURED LOAN AGREEMENT (hereinafter referred to as "Agreement") is made and entered into on this 25th day of July, 1997, by and between NEWSTART CENTRE, INC., a Utah Corporation with its principal place of business in Salt Lake County, State of Utah ("Debtor"),and WADE COOK SEMINARS, INC. of 14675 Interurban Ave. South, Seattle, WA 98168, ("Secured Party").

     CAPTIONS AND HEADINGS. The captions and headings throughout this Agreement are for convenience of reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provisions of or the scope or intent of this Agreement or in any way affect this Agreement or in any way affect this Agreement.

RECITALS:

   A. WHEREAS, DEBTOR is engaged in the business of buying, leasing and selling motor vehicles to the general public, and

   B. WHEREAS, DEBTOR desires to borrow working capital for the purchase of automobiles to sale or lease, and

   C. WHEREAS, Secured Party desires to loan working capital to Debtor,

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties agree as follows:

         1. Loan. Secured Party lends to Debtor, receipt of which is hereby acknowledged, the sum of $125,000.00 payable to Debtor in certified funds concurrent with the execution of this Agreement and the other documents or instruments referred to below.

         2. Loan Documents.

                  a) Execution and delivery by Debtor. Debtor hereby agrees to execute, by and through its authorized representatives, and to deliver to Secured Party, the following instruments or documents to effect the loan described in paragraph 1 above.

                           1) Promissory Noted dated the 25th day of July,
1997, a copy of which is attached hereto as Exhibit "A".

                           2) Certificate of Delivery and Receipt of Documents,
a copy of which is attached hereto as Exhibit "B".

                  b) Execution and delivery by Secured Party. Secured Party agrees to execute and deliver to Debtor the Certificate of Delivery and Receipt of Documents dated the 25th of July, 1997, (Exhibit "B").

         3. Grant of Lien. Debtor grants to Secured Party a continuing lien against each vehicle ("vehicles") purchased with Secured Party's funds to secure the payment and performance of each and every obligation, liability and undertaking of Debtor under the loan documents and Debtor represents and warrants to secured Party that Debtor is or, after acquisition by Debtor, will be the owner of the vehicles and possesses all requisite power and authority to execute and deliver this Agreement and to grant to Secured Party a lien as to all of the vehicles or any replacements thereof.

         4. No Other Security Interests/Liens. Debtor warrants and represents to Secured Party corporate resolution. No financing statement or lien covering the vehicles has been given or filed by Debtor with any filing officers, and the said vehicles are or shall be free from any adverse liens, security interests, claims or encumbrances of any kind.

         5. Taxes and Assessments. All taxes, assessments and other governmental charges including Utah State sales tax, county property tax, and license and registration fees upon the vehicles will, to the best of Debtor's knowledge, have been paid and shall continue to be paid as they become due and payable.

         6. Substitution of Collateral. Secured Party consents and acknowledges that Debtor, from time to time, may sell, transfer or assign any or all of the said vehicles or leases covering the vehicles. Secured Party further agrees to cooperate with and to execute and deliver to Debtor such additional documents as may be necessary to sell or otherwise dispose of any of the vehicles provided Debtor, (not to exceed 7 days), replaces such vehicle (s) with other vehicle (s) of equal or greater value and lists Secured Party as the sole lien holder on the titles to any such replacement vehicles.

         7. Evidence of Title. Debtor shall, within thirty (30) days after the receipt, deliver to Secured Party copies of any and all title and/or registration documents relating to any of the motor vehicles covered by this Agreement showing Secured Party as the sole lienholder. Debtor shall not further mortgage, pledge, grant or permit to exist any lien against or security interest in, or encumbrance on, any of the vehicles without the prior written consent of Secured Party.

         8. Insurance. Debtor shall maintain, or cause Lessees to maintain, at Debtor's or Lessee's expense, proper insurance coverage on the vehicles covered by this Agreement upon terms and with limits of coverage reasonably required by the existing custom and usage in the motor vehicle leasing industry and all rights, duties and obligations or Debtor and Lessees with respect to insurance coverage of the vehicles, including, without limitation, payment of premiums, use of proceeds and disposition of policies shall be as are standard in the auto leasing industry.

         9. Licenses and Permits. Debtor shall keep in effect all licenses, permits and franchises required by law or contract relating to the vehicles and shall pay, when due, all fees and other charges pertaining thereto.

         10. Miscellaneous.

                  (a) Entire Agreement. This Agreement, together with all of the documents/instruments listed herein constitute the entire agreement between the parties. There are no terms, obligations, covenants, representations, statements, or conditions between the parties, other than those contained herein. No variations or modifications of this Agreement or waiver of any of the terms or provisions hereof shall be deemed valid unless in writing and signed by both parties.

                  (b) Grace Period. In the event of a non-monetary default, Debtor shall have thirty (30) days after receipt of written notice thereof from Secured Party in which to cure such default.

                  (c) Amendments. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally and may only be modified or amended by an instrument in writing, signed by Secured Party and Debtor.

                  (d) Binding Effect. This Agreement shall be binding upon Debtor and Debtor's successors and assigns. This Agreement shall inure to the benefit of Secured Party, and Secured Party's heirs, personal representatives, successors and assigns.

                  (e) Notices. Except as otherwise provided herein, all notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered or, if mailed, then when mailed, if mailed by registered or certified mail, postage prepaid, addressed as follows:

                  If to Secured Party, to:
                  WADE COOK SEMINARS, INC.
                  c/o 11275 South Loafer Canyon Road
                  Elkridge, Ut. 84651


                  If to Debtor, to:         NEWSTART CENTRE, INC.
                                            5200 South State Street
                                            Murray, Utah 84107

                  Such addresses may be changed by notice to the other parties given in the same manner as provided. Any notice given hereunder shall be deemed given as of the date delivered or mailed.

                  (f) Severability. If any term or provision of this Agreement shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable or unenforceable, such void, voidable or unenforceable term or provision shall not affect any other term or provision of this Agreement.

                  (g) Governing Law. This Agreement and all matters relating hereto shall be governed by, construed and interpreted in accordance with the laws of the State of Utah, County of Salt Lake.

                  (h) Termination. This Agreement shall terminate upon the full and complete performance and satisfaction by Debtor of all of its obligations to Secured Party under this Agreement or any other instrument referred to herein requiring performance by Debtor.

     IN WITNESS WHEREOF, Debtor and Secured Party have executed this Secured Loan Agreement effective as of the date first above written.

                                    DEBTOR:

                                    NEWSTART CENTRE, INC.

                                    By  /s/ Robert J. Atmore
                                       --------------------------------
                                        Robert J. Atmore, President

                                    SECURED PARTY:

                                    WADE COOK SEMINARS, INC.

                                    By  /s/ Wade Cook
                                       --------------------------------
                                        Wade Cook, President

                                PROMISSORY NOTE
                                   (Secured)



$ $125,000.00                                               Date: July 25,1997

     FOR VALUE RECEIVED the undersigned hereby promise to pay to Wade Cook Seminars, Inc. at 14675 Interurban Ave. South, Seattle, WA 98168 or at such other place as the holder hereof July designate in writing, the principal sum of One Hundred Twenty Five Thousand dollars and no/100 ($ $125,000.00 ), payable in forty-eight (48) consecutive equal monthly payments, including interest as provided below, of ($3,606.88) each, commencing with the first payment on the 8th day of September, 1997, and continuing with a like payment on the 8th day of each and every consecutive month thereafter until the entire remaining unpaid principal balance has been paid in full, subject to the following additional terms and conditions:

     1. Interest. Interest shall accrue on the unpaid principal balance at the simple rate of Seventeen percent (17.00%) per annum.

     2. Application of Payments. Payments shall be applied first toward the payment and satisfaction of accrued and unpaid interest, if any, and the remainder shall be applied toward the reduction of principal. Principal and interest shall be payable only in lawful money of the United States of America.

     3. Prepayment. The undersigned shall have the right, without penalty, to pre-pay any part or all of the unpaid principal balance due hereunder, in which event subsequent monthly payments shall be reduced proportionately, or, upon payment in full of all interest, principal and any other amounts due hereunder, payments shall terminate. In any event, the entire principal balance, together with all accrued interest and any accrued costs or attorney's fees, as provided herein, shall be paid in full on or before July, 2001.

     4. Default/Late Charges/Acceleration. In the event any installment payment due hereunder or any portion thereof is not made within thirty (30) days after its due date and such default is occasioned by the default of any lessee, then, to that extent, Debtor shall have sixty (60) days from such due date to repossess the subject motor vehicle(s), re-lease the same and resume making monthly installment payments pursuant to the Note. Any installment payment or any portion thereof not paid within the said sixty-day (60) period shall be added on to the end of the term covered by the Note and the final due date for such payment or part thereof, together with any accrued interest thereon shall be extended by one month for each such installment payment missed.

     5. No Waiver. The acceptance of any installment or payment after the occurrence of a default or event giving rise to the right of acceleration provided for in the previous paragraph shall not constitute a waiver of such right of acceleration with respect to any subsequent default or event.

     6. Costs of Collection/Attorneys' Fees, etc. In the event any payment due under this Note is not made, or any obligation provided to be satisfied or performed under any instrument given to secure payment of the obligations evidenced hereby is not satisfied or performed, at the time and in the manner required, the undersigned agrees to pay all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit and before or after judgment) which July be incurred by the holder hereof in connection with the enforcement of any of his rights under this Note or under any such other instrument, or any right arising out of the breach thereof, including but not limited to, reasonable expenses incurred in foreclosing on the collateral securing payment hereof, court costs, and reasonable attorneys' fees.

     7. Notice. Any notice or demand hereunder shall be deemed to have been given to and received by the undersigned when personally delivered or when deposited in the U.S. mail, certified or registered mail, return receipt requested, postage pre-paid, and addressed to the undersigned at the address set forth below or at such other address as the undersigned July hereafter designate in writing to the holder hereof.

     This note shall be governed by and construed in accordance with the laws of the State of Utah.

                                     NEWSTART CENTRE, INC.

                                     By  /s/ Robert J. Atmore
                                        --------------------------------
                                         Robert J. Atmore, President

                            CERTIFICATE OF DELIVERY
                            AND RECEIPT OF DOCUMENTS

I, Robert J. Atmore, of/for NEWSTART CENTRE, INC. do hereby certify that on the 25th day of July, 1997 I delivered to Wade Cook Seminars, Inc. of 14675 Interurban Ave. South, Seattle, WA 98168 one (1) original and/or one (1) copy of each of the following documents:

         (i) Secured Loan Agreement dated the 25th day of July, 1997, between NEWSTART CENTRE, INC., as Debtor, and Wade Cook Seminars, Inc. as Secured Party.

         (ii) Promissory Note dated the 25th day of July, 1997.

                  DATED this 25th day of July, 1997.

                                    NEWSTART CENTRE, INC.

                                    By  /s/ Robert J. Atmore
                                       --------------------------------
                                        Robert J. Atmore, President

                                    RECEIPT

     The undersigned do hereby acknowledge receipt of each of the documents or copies thereof listed above and attached to this Certificate.

     DATED this 25th day of July, 1997.


Name: Wade Cook Seminars, Inc.

By:  /s/ Wade B. Cook                Fed EIN#
    ------------------------------            --------------------------
     Wade B. Cook, President

                             SECURED LOAN AGREEMENT

     THIS SECURED LOAN AGREEMENT (hereinafter referred to as "Agreement") is made and entered into on this 22nd day of August, 1997, by and between NEWSTART CENTRE, INC., a Utah Corporation with its principal place of business in Salt Lake County, State of Utah, (hereinafter referred to as "Debtor") and Information Quest, Inc. of 14675 Interurban Ave. South, Seattle, WA 98168 (hereinafter referred to as "Secured Party").

     CAPTIONS AND HEADINGS. The captions and headings throughout this Agreement are for convenience of reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provisions of or the scope or intent of this Agreement or in any way affect this Agreement.

RECITALS:

     A. WHEREAS, DEBTOR is engaged in the business of buying, leasing and selling motor vehicles to the general public, and

     B. WHEREAS, DEBTOR desires to borrow working capital for the purchase of automobiles to sale or lease, and

     C. WHEREAS, Secured Party desires to loan working capital to Debtor,

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto hereby agree as follows:

     1. Loan. Secured Party hereby lends to Debtor, receipt of which is hereby acknowledged, the sum of $ $125,000.00 payable to Debtor in certified funds concurrent with the execution of this Agreement and the other documents/instruments referred to below.

     2. Loan Documents.

         a) Execution and delivery by Debtor. Debtor hereby agrees to execute, by and through its authorized representatives, and to deliver to Secured Party, the following instruments/ documents to effect the loan described in paragraph 1 above.

                  1) Promissory Note dated the 22nd day of August, 1997, a copy of which is attached hereto as Exhibit "A".

                  2) Certificate of Delivery and Receipt of Documents, a copy of which is attached hereto as Exhibit "B".

         b) Execution and delivery by Secured Party. Secured Party hereby agrees to execute and deliver to Debtor the Certificate of Delivery and Receipt of Documents dated the 22nd of August, 1997, (Exhibit "B").

     3. Grant of Lien. Debtor hereby grants to Secured Party a continuing lien against each vehicle (hereinafter the "vehicles") purchased with Secured Party's funds to secure the payment and performance of each and every obligation, liability and undertaking of Debtor under the loan documents and Debtor hereby represents and warrants to secured Party that Debtor is or, after acquisition by Debtor, will be the owner of the vehicles and possesses all requisite power and authority to execute and deliver this Agreement and to grant to Secured Party a lien as to all of the vehicles or any replacements thereof.

     4. No Other Security Interests/Liens. No financing statement or lien covering the vehicles has been given or filed by Debtor with any filing officer, and the said vehicles are or will be free from any adverse liens, security interests, claims or encumbrances of any kind.

     5. Taxes and Assessments. All taxes, assessments and other governmental charges including Utah state sales tax, county property tax, and license and registration fees upon the vehicles will, to the best of Debtor's knowledge, have been paid and shall continue to be paid as they become due and payable.

     6. Substitution of Collateral. Secured Party consents and acknowledges that Debtor, from time to time, August sell, transfer or assign any or all of the said vehicles or leases covering the vehicles. Secured Party further agrees to cooperate with and to execute and deliver to Debtor such additional documents as August be necessary to sell or otherwise dispose of any of the vehicles provided Debtor, within a reasonable time, replaces such vehicle(s) with other vehicle(s) of equal or greater value and lists Secured Party as the sole lien holder on the titles to any such replacement vehicles.

     7. Evidence of Title. Debtor shall, within thirty (30) days after the receipt thereof, deliver to Secured Party copies of any and all title and/or registration documents relating to any of the motor vehicles covered by this Agreement showing Secured Party as the sole lienholder. Debtor shall not further mortgage, pledge, grant or permit to exist any lien against or security interest in, or encumbrance on, any of the vehicles without the prior written consent of Secured Party.

     8. Insurance. Debtor shall maintain, or cause Lessees to maintain, at Debtor's or Lessee's expense, proper insurance coverage on the vehicles covered by this Agreement upon terms and with limits of coverage reasonably required by the existing custom and usage in the motor vehicle leasing industry and all rights, duties and obligations of Debtor and Lessees with respect to insurance coverage of the vehicles, including, without limitation, payment of premiums, use of proceeds and disposition of policies shall be as are standard in the auto leasing industry.

     9. Licenses and Permits. Debtor shall keep in effect all licenses, permits and franchises required by law or contract relating to the vehicles and shall pay, when due, all fees and other charges pertaining thereto.

     10. Miscellaneous.

         (a) Entire Agreement. This Agreement, together with all of the documents/instruments listed herein constitute the entire agreement between the parties. There are no terms, obligations, covenants, representations, statements, or conditions between the parties, other than those contained herein. No variations or modifications of this Agreement or waiver of any of the terms or provisions hereof shall be deemed valid unless in writing and signed by both parties.

         (b) Grace Period. In the event of a non-monetary default, Debtor shall have thirty (30) days after receipt of written notice thereof from Secured Party in which to cure such default.

         (c) Amendments. Neither this Agreement nor any provisions hereof August be changed, waived, discharged or terminated orally and August only be modified or amended by an instrument in writing, signed by Secured Party and Debtor.

         (d) Binding Effect. This Agreement shall be binding upon Debtor and Debtor's successors and assigns. This Agreement shall inure to the benefit of Secured Party, and Secured Party's heirs, personal representatives, successors and assigns.

         (e) Notices. Except as otherwise provided herein, all notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered or, if mailed, then when mailed, if mailed by registered or certified mail, postage prepaid, addressed as follows:

If to Secured Party, to:                   If to Debtor, to:
Information Quest, Inc.                    Newstart Centre, Inc.
c/o 14675 Interurban Ave. South            5200 South State Street
Seattle, WA 98168                          Murray, Utah 84107

Such addresses August be changed by notice to the other parties given in the same manner as above provided. Any notice given hereunder shall be deemed given as of the date delivered or mailed.

     (f) Severability. If any term or provision of this Agreement shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable or unenforceable, such void, voidable or unenforceable term or provision shall not affect any other term or provision of this Agreement.

     (g) Governing Law. This Agreement and all matters relating hereto shall be governed by, construed and interpreted in accordance with the laws of the State of Utah, County of Salt Lake.

     (h) Termination. This Agreement shall terminate upon the full and complete performance and satisfaction by Debtor of all of its obligations to Secured Party under this Agreement or any other instrument referred to herein requiring performance by Debtor.

     IN WITNESS WHEREOF, Debtor and Secured Party have executed this Secured Loan Agreement effective as of the date first above written.

                                         DEBTOR:

                                         NEWSTART CENTRE, INC.

                                         By  /s/ Robert J. Atmore
                                            --------------------------------
                                             Robert J. Atmore, President

                                         SECURED PARTY:

                                         Information Quest, Inc.

                                         By  /s/ Thomas Cloward
                                            --------------------------------
                                             Thomas Cloward, Secretary Treasurer

                                PROMISSORY NOTE
                                   (Secured)

$ $125,000.00                                            Date: August 22, 1997

     FOR VALUE RECEIVED the undersigned hereby promise to pay to Information Quest, Inc. at 14675 Interurban Ave. South, Seattle, WA 98168 or at such other place as the holder hereof August designate in writing, the principal sum of One Hundred Twenty Five Thousand Dollars and no/100 ($ $125,000.00), payable in forty-eight (48) consecutive equal monthly payments, including interest as provided below, of ($3,606.88) each, commencing with the first payment on the 6th day of October, 1997, and continuing with a like payment on the 6th day of each and every consecutive month thereafter until the entire remaining unpaid principal balance has been paid in full, subject to the following additional terms and conditions:

     1. Interest. Interest shall accrue on the unpaid principal balance at the simple rate of Seventeen percent (17.00%) pet annum.

     2. Application of Payments. Payments shall be applied first toward the payment and satisfaction of accrued and unpaid interest, if any, and the remainder shall be applied toward the reduction of principal. Principal and interest shall be payable only in lawful money of the United States of America.

     3. Prepayment. The undersigned shall have the right, without penalty, to pre-pay any part or all of the unpaid principal balance due hereunder, in which event subsequent monthly payments shall be reduced proportionately, or, upon payment in full of all interest, principal and any other amounts due hereunder, payments shall terminate. In any event, the entire principal balance, together with all accrued interest and any accrued costs or attorney's fees, as provided herein, shall be paid in full on or before August, 2001.

     4. Default/Late Charges/Acceleration. In the event any installment payment due hereunder or any portion thereof is not made within thirty (30) days after its due date and such default is occasioned by the default of any lessee, then, to that extent, Debtor shall have sixty (60) days from such due date to repossess the subject motor vehicle(s), re-lease the same and resume making monthly installment payments pursuant to the Note. Any installment payment or any portion thereof not paid within the said sixty-day (60) period shall be added on to the end of the term covered by the Note and the final due date for such payment or part thereof, together with any accrued interest thereon shall be extended by one month for each such installment payment missed.

     5. No Waiver. The acceptance of any installment or payment after the occurrence of a default or event giving rise to the right of acceleration provided for in the previous paragraph shall not constitute a waiver of such right of acceleration with respect to any subsequent default or event.

     6. Costs of Collection/Attorneys' Fees, etc. In the event any payment due under this Note is not made, or any obligation provided to be satisfied or performed under any instrument given to secure payment of the obligations evidenced hereby is not satisfied or performed, at the time and in the manner required, the undersigned agrees to pay all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit and before or after judgment) which August be incurred by the holder hereof in connection with the enforcement of any of his rights under this Note or under any such other instrument, or any right arising out of the breach thereof, including but not limited to, reasonable expenses incurred in foreclosing on the collateral securing payment hereof, court costs, and reasonable attorneys' fees.

     7. Notice. Any notice or demand hereunder shall be deemed to have been given to and received by the undersigned when personally delivered or when deposited in the U.S. mail, certified or registered mail, return receipt requested, postage pre-paid, and addressed to the undersigned at the address set forth below or at such other address as the undersigned August hereafter designate in writing to the holder hereof.

This note shall be governed by and construed in accordance with the laws of the State of Utah.

                                 NEWSTART CENTRE, INC.

                                 By  Robert J. Atmore
                                    --------------------------
                                     Robert J. Atmore, President

                            CERTIFICATE OF DELIVERY
                            AND RECEIPT OF DOCUMENTS

I, Robert J, Atmore, of/for NEWSTART CENTRE, INC. do hereby certify that on the 22nd day of August, 1997 I delivered to Information Quest, Inc. of 14675 Interurban Ave. South, Seattle, WA 98168 one (1) original and/or one (1) copy of each of the following documents:

         (i) Secured Loan Agreement dated the 22nd day of August, 1997, between NEWSTART CENTRE, INC., as Debtor, and Information Quest, Inc. as Secured Party.

         (ii) Promissory Note dated the 22nd day of August, 1997.

         DATED this 22nd day of August, 1997.


                                     NEWSTART CENTRE, INC.

                                     By  /s/ Robert J. Atmore
                                        --------------------------------
                                         Robert J. Atmore, President

                             SECURED LOAN AGREEMENT

     THIS SECURED LOAN AGREEMENT (hereinafter referred to as "Agreement") is made and entered into on this 9th day of October, 1997, by and between NEWSTART CENTRE, INC., a Utah Corporation with its principal place of business in Salt Lake County, State of Utah, (hereinafter referred to as "Debtor") and Information Quest, Inc. of 14675 Interurban Ave. South, Seattle, WA 98168 (hereinafter referred to as "Secured Party").

     CAPTIONS AND HEADINGS. The captions and headings throughout this Agreement are for convenience of reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provisions of or the scope or intent of this Agreement or in any way affect this Agreement.

RECITALS:

     A. WHEREAS, DEBTOR is engaged in the business of buying, leasing and selling motor vehicles to the general public, and

     B. WHEREAS, DEBTOR desires to borrow working capital for the purchase of automobiles to sale or lease, and

     C. WHEREAS, Secured Party desires to loan working capital to Debtor,

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto hereby agree as follows:

     1. Loan. Secured Party hereby lends to Debtor, receipt of which is hereby acknowledged, the sum of $ $125,000.00 payable to Debtor in certified funds concurrent with the execution of this Agreement and the other documents/instruments referred to below.

     2. Loan Documents.

         a) Execution and delivery by Debtor. Debtor hereby agrees to execute, by and through its authorized representatives, and to deliver to Secured Party, the following instruments/ documents to effect the loan described in paragraph 1 above.

                  1) Promissory Note dated the 9th day of October, 1997, a copy of which is attached hereto as Exhibit "A".

                  2) Certificate of Delivery and Receipt of Documents, a copy of which is attached hereto as Exhibit "B".

         b) Execution and delivery by Secured Party. Secured Party hereby agrees to execute and deliver to Debtor the Certificate of Delivery and Receipt of Documents dated the 9th of October, 1997, (Exhibit "B").

     3. Grant of Lien. Debtor hereby grants to Secured Party a continuing lien against each vehicle (hereinafter the "vehicles") purchased with Secured Party's funds to secure the payment and performance of each and every obligation, liability and undertaking of Debtor under the loan documents and Debtor hereby represents and warrants to secured Party that Debtor is or, after acquisition by Debtor, will be the owner of the vehicles and possesses all requisite power and authority to execute and deliver this Agreement and to grant to Secured Party a lien as to all of the vehicles or any replacements thereof.

     4. No Other Security Interests/Liens. No financing statement or lien covering the vehicles has been given or filed by Debtor with any filing of officer, and the said vehicles are or will be free from any adverse liens, security interests, claims or encumbrances of any kind.

     5. Taxes and Assessments. All taxes, assessments and other governmental charges including Utah State sales tax, county property tax, and license and registration fees upon the vehicles will, to the best of Debtor's knowledge, have been paid and shall continue to be paid as they become due and payable.

     6. Substitution of Collateral. Secured Party consents and acknowledges that Debtor, from time to time, October sell, transfer or assign any or all of the said vehicles or leases covering the vehicles. Secured Party further agrees to cooperate with and to execute and deliver to Debtor such additional documents as October be necessary to sell or otherwise dispose of any of the vehicles provided Debtor, within a reasonable time, replaces such vehicle(s) with other vehicle(s) of equal or greater value and lists Secured Party as the sole lien holder on the titles to any such replacement vehicles.

     7. Evidence of Title. Debtor shall, within thirty (30) days after the receipt thereof, deliver To Secured Party copies of any and all title and/or registration documents relating to any of the motor vehicles covered by this Agreement showing Secured Party as the sole lienholder. Debtor shall not further mortgage, pledge, grant or permit to exist any lien against or security interest in, or encumbrance on, any of the vehicles without the prior written consent of Secured Party.

     8. Insurance. Debtor shall maintain, or cause Lessees to maintain, at Debtor's or Lessee's expense, proper insurance coverage on the vehicles covered by this Agreement upon terms and with limits of coverage reasonably required by the existing custom and usage in the motor vehicle leasing industry and all rights, duties and obligations of Debtor and Lessees with respect to insurance coverage of the vehicles, including, without limitation, payment of premiums, use of proceeds and disposition of policies shall be as are standard in the auto leasing industry.

     9. Licenses and Permits. Debtor shall keep in effect all licenses, permits and franchises required by law or contract relating to the vehicles and shall pay, when due, all fees and other charges pertaining thereto.

     10. Miscellaneous.

         (a) Entire Agreement. This Agreement, together with all of the documents/instruments listed herein constitute the entire agreement between the parties. There are no terms, obligations, covenants, representations, statements, or conditions between the parties, other than those contained herein. No variations or modifications of this Agreement or waiver of any of the terms or provisions hereof shall be deemed valid unless in writing and signed by both parties.

         (b) Grace Period. In the event of a non-monetary default, Debtor shall have thirty (30) days after receipt of written notice thereof from Secured Party in which to cure such default.

         (c) Amendments. Neither this Agreement nor any provisions hereof October be changed, waived, discharged or terminated orally and October only be mod)fled or amended by an instrument in writing, signed by Secured Party and Debtor.

         (d) Binding Effect. This Agreement shall be binding upon Debtor and Debtor's successors and assigns. This Agreement shall inure to the benefit of Secured Party, and Secured Party's heirs, personal representatives, successors and assigns.

         (e) Notices. Except as otherwise provided herein, all notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered or, if mailed, then when mailed, if mailed by registered or certified mail, postage prepaid, addressed as follows:

If to Secured Party, to:                       If to Debtor, to:
Information Quest, Inc.                        Newstart Centre, Inc.
c/o 14675 Interurban Ave. South                5200 South State Street
Seattle, WA. 98168                             Murray, Utah 84107

Such addresses October be changed by notice to the other parties given in the same manner as above provided. Any notice given hereunder shall be deemed given as of the date delivered or mailed.

     (f) Severability. If any term or provision of this Agreement shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable or unenforceable, such void, voidable or unenforceable term or provision shall not affect any other term or provision of this Agreement.

     (g) Governing Law. This Agreement and all matters relating hereto shall be governed by, construed and interpreted in accordance with the laws of the State of Utah, County of Salt Lake.

     (h) Termination. This Agreement shall terminate upon the full and complete performance and satisfaction by Debtor of all of its obligations to Secured Party under this Agreement or any other instrument referred to herein requiring performance by Debtor.

     IN WITNESS WHEREOF, Debtor and Secured Party have executed this Secured Loan Agreement effective as of the date first above written.

                                           DEBTOR:

                                           NEWSTART CENTRE, INC.

                                           By  /s/ Robert J. Atmore
                                              -------------------------
                                               Robert J. Atmore, President



                                           SECURED PARTY:

                                           Information Quest, Inc.

                                           By  /s/ Tom Cloward
                                              ---------------------------

                                PROMISSORY NOTE
                                   (Secured)

$ $125,000.00                                           Date: October 09, 1997

     FOR VALUE RECEIVED the undersigned hereby promise to pay to Information Quest, Inc. at 14675 Interurban Ave. South, Seattle, WA 98168 or at such other place as the holder hereof October designate in writing, the principal sum of One Hundred Twenty Five Thousand dollars and no/100 ($ $125,000.00 ), payable in forty-eight (48) consecutive equal monthly payments, including interest as provided below, of ($3.606.88) each, commencing with the first payment on the 23rd day of November, 1997, and continuing with a like payment on the 23rd day of each and every consecutive month thereafter until the entire remaining unpaid principal balance has been paid in full, subject to the following additional terms and conditions:

     1. Interest. Interest shall accrue on the unpaid principal balance at the simple rate of Seventeen percent (17.00%) per annum.

     2. Application of Payments. Payments shall be applied first toward the payment and satisfaction of accrued and unpaid interest, if any, and the remainder shall be applied toward the reduction of principal. Principal and interest shall be payable only in lawful money of the United States of America.

     3. Prepayment. The undersigned shall have the right, without penalty, to pre-pay any part or all of the unpaid principal balance due hereunder, in which event subsequent monthly payments shall be reduced proportionately, or, upon payment in full of all interest, principal and any other amounts due hereunder, payments shall terminate. In any event, the entire principal balance, together with all accrued interest and any accrued costs or attorney's fees, as provided herein, shall be paid in full on or before October, 2001.

     4. Default/Late Charges/Acceleration. In the event any installment payment due hereunder or any portion thereof is not made within thirty (30) days after its due date and such default is occasioned by the default of any lessee, then, to that extent, Debtor shall have sixty (60) days from such due date to repossess the subject motor vehicle(s), re-lease the same and resume making monthly installment payments pursuant to the Note. Any installment payment or any portion thereof not paid within the said sixty-day (60) period shall be added on to the end of the term covered by the Note and the final due date for such payment or part thereof, together with any accrued interest thereon shall be extended by one month for each such installment payment missed.

     5. No Waiver. The acceptance of any installment or payment after the occurrence of a default or event giving rise to the right of acceleration provided for in the previous paragraph shall not constitute a waiver of such right of acceleration with respect to any subsequent default or event.

     6. Costs of Collection/Attorneys' Fees, etc. In the event any payment due under this Note is not made, or any obligation provided to be satisfied or performed under any instrument given to secure payment of the obligations evidenced hereby is not satisfied or performed, at the time and in the manner required, the undersigned agrees to pay all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit and before or after judgment) which October be incurred by the holder hereof in connection with the enforcement of any of his rights under this Note or under any such other instrument, or any right arising out of the breach thereof, including but not limited to, reasonable expenses incurred in foreclosing on the collateral securing payment hereof, court costs, and reasonable attorneys' fees.

     7. Notice. Any notice or demand hereunder shall be deemed to have been given to and received by the undersigned when personally delivered or when deposited in the U.S. mail, certified or registered mail, return receipt requested, postage pre-paid, and addressed to the undersigned at the address set forth below or at such other address as the undersigned October hereafter designate in writing to the holder hereof.

     This note shall be governed by and construed in accordance with the laws of the State of Utah.

                                      NEWSTART CENTRE, INC.

                                      By  /s/ Robert J. Atmore
                                         ---------------------------------
                                          Robert J. Atmore, President

                            CERTIFICATE OF DELIVERY
                            AND RECEIPT OF DOCUMENTS

I, Robert J. Atmore, of/for NEWSTART CENTRE, INC. do hereby certify that on the 9th day of October, 1997 I delivered to Information Quest, Inc. of 14675 Interurban Ave. South, Seattle, WA 98168 one (1) original and/or one (1) copy of each of the following documents:


         (i) Secured Loan Agreement dated the 9th day of October, 1997, between NEWSTART CENTRE, INC., as Debtor, and Information Quest, Inc. as Secured Party.

         (ii) Promissory Note dated the 9th day of October, 1997.

         DATED this 9th day of October, 1997.

                                           NEWSTART CENTRE, INC.

                                           By  /s/ Robert J. Atmore
                                              -----------------------------
                                               Robert J. Atmore, President

                                    RECEIPT

     The undersigned do hereby acknowledge receipt of each of the documents or copies thereof listed above and attached to this Certificate.

     DATED this 9th day of October, 1997.

Name: Information Quest, Inc.

By:  /s/ Tom Cloward                 Fed EIN#  91-1824010
    --------------------------------           ----------

                             SECURED LOAN AGREEMENT

     THIS SECURED LOAN AGREEMENT (hereinafter referred to as "Agreement") is made and entered into on this 9th day of October, 1997, by and between NEWSTART CENTRE, INC., a Utah Corporation with its principal place of business in Salt Lake County, State of Utah, (hereinafter referred to as "Debtor") and Left Coast Advertising, Inc. of 14675 Interurban Ave. South, Seattle, WA 98168 (hereinafter referred to as "Secured Party").

     CAPTIONS AND HEADINGS. The captions and headings throughout this Agreement are for convenience of reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provisions of or the scope or intent of this Agreement or in any way affect this Agreement.

 RECITALS:

     A. WHEREAS, DEBTOR is engaged in the business of buying, leasing and selling motor vehicles to the general public, and

     B. WHEREAS, DEBTOR desires to borrow working capital for the purchase of automobiles to sale or lease, and

     C. WHEREAS, Secured Party desires to loan working capital to Debtor,

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto hereby agree as follows:

     1. Loan. Secured Party hereby lends to Debtor, receipt of which is hereby acknowledged, the sum of $ $125,000.00 payable to Debtor in certified funds concurrent with the execution of this Agreement and the other documents/instruments referred to below.

     2. Loan Documents.

         a) Execution and delivery by Debtor. Debtor hereby agrees to execute, by and through its authorized representatives, and to deliver to Secured Party, the following instruments" documents to effect the loan described in paragraph 1 above.

                  1) Promissory Note dated the 9th day of October, 1997, a copy of which is attached hereto as Exhibit "A".

                  2) Certificate of Delivery and Receipt of Documents, a copy of which is attached hereto as Exhibit "B".

         b) Execution and delivery by Secured Party. Secured Party hereby agrees to execute and deliver to Debtor the Certificate of Delivery and Receipt of Documents dated the 9th of October, 1997, (Exhibit "B").

     3. Grant of Lien. Debtor hereby grants to Secured Party a continuing lien against each vehicle (hereinafter the "vehicles") purchased with Secured Party's funds to secure the payment and performance of each and every obligation, liability and undertaking of Debtor under the loan documents and Debtor hereby represents and warrants to secured Party that Debtor is or, after acquisition by Debtor, will be the owner of the vehicles and possesses all requisite power and authority to execute and deliver this Agreement and to grant to Secured Party a lien as to all of the vehicles or any replacements thereof.

     4. No Other Security Interests/Liens. No financing statement or lien covering the vehicles has been given or filed by Debtor with any filing officer, and the said vehicles are or will be free from any adverse liens, security interests, claims or encumbrances of any kind.

     5. Taxes and Assessments. All taxes, assessments and other governmental charges including Utah State sales tax, county property tax, and license and registration fees upon the vehicles will, to the best of Debtor's knowledge, have been paid and shall continue to be paid as they become due and payable.

     6. Substitution of Collateral. Secured Party consents and acknowledges that Debtor, from time to time, October sell, transfer or assign any or all of the said vehicles or leases covering the vehicles. Secured Party further agrees to cooperate with and to execute and deliver to Debtor such additional documents as October be necessary to sell or otherwise dispose of any of the vehicles provided Debtor, within a reasonable time, replaces such vehicle(s) with other vehicle(s) of equal or greater value and lists Secured Party as the sole lien holder on the titles to any such replacement vehicles.

     7. Evidence of Title. Debtor shall, within thirty (30) days after the receipt thereof, deliver to Secured Party copies of any and all title and/or registration documents relating to any of the motor vehicles covered by this Agreement showing Secured Party as the sole lienholder. Debtor shall not further mortgage, pledge, grant or permit to exist any lien against or security interest in, or encumbrance on, any of the vehicles without the prior written consent of Secured Party.

     8. Insurance. Debtor shall maintain, or cause Lessees to maintain, at Debtor's or Lessee's expense, proper insurance coverage on the vehicles covered by this Agreement upon terms and with limits of coverage reasonably required by the existing custom and usage in the motor vehicle leasing industry and all rights, duties and obligations of Debtor and Lessees with respect to insurance coverage of the vehicles, including, without limitation, payment of premiums, use of proceeds and disposition of policies shall be as are standard in the auto leasing industry.

     9. Licenses and Permits. Debtor shall keep in effect all licenses, permits and franchises required by law or contract relating to the vehicles and shall pay, when due, all fees and other charges pertaining thereto.

     10. Miscellaneous.

     (a) Entire Agreement. This Agreement, together with all of the documents/instruments listed herein constitute the entire agreement between the parties. There are no terms, obligations, covenants, representations, statements, or conditions between the parties, other than those contained herein. No variations or modifications of this Agreement or waiver of any of the terms or provisions hereof shall be deemed valid unless in writing and signed by both parties.

     Grace Period. In the event of a non-monetary default, Debtor shall have thirty (30) days after receipt of written notice thereof from Secured Party in which to cure such default.

     (c) Amendments. Neither this Agreement nor any provisions hereof October be changed, waived, discharged or terminated orally and October only be modified or amended by an instrument in writing, signed by Secured Party and Debtor.

     (d) Binding Effect. This Agreement shall be binding upon Debtor and Debtor's successors and assigns. This Agreement shall inure to the benefit of Secured Party, and Secured Party's heirs, personal representatives, successors and assigns.

     (e) Notices. Except as otherwise provided herein, all notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered or, if mailed, then when mailed, if mailed by registered or certified mail, postage prepaid, addressed as follows:

If to Secured Party, to:                 If to Debtor, to:
Left Coast Advertising, Inc.             Newstart Centre, Inc.
c/o 14675 Interurban                     5200 South State Street
Ave. South Seattle, WA. 98168            Murray, Utah 84107

Such addresses October be changed by notice to the other parties given in the same manner as above provided. Any notice given hereunder shall be deemed given as of the date delivered or mailed.

     (f) Severability. If any term or provision of this Agreement shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable or unenforceable, such void, voidable or unenforceable term or provision shall not affect any other term or provision of this Agreement.

     (g) Governing Law. This Agreement and all matters relating hereto shall be governed by, construed and interpreted in accordance with the laws of the State of Utah, County of Salt Lake.

     (h) Termination. This Agreement shall terminate upon the full and complete performance and satisfaction by Debtor of all of its obligations to Secured Party under this Agreement or any other instrument referred to herein requiring performance by Debtor.

     IN WITNESS WHEREOF, Debtor and Secured Party have executed this Secured Loan Agreement effective as of the date first above written.

                                     DEBTOR:

                                     NEWSTART CENTRE, INC.

                                     By  /s/ Robert J. Atmore
                                        ------------------------------------
                                         Robert J. Atmore, President

                                     SECURED PARTY:

                                     Left Coast Advertising, Inc.

                                      By  /s/ Vaughn Tanner
                                         -----------------------------------
                                          Vaughn Tanner

                                 PROMISSORY NOTE
                                   (Secured)

 $ $125,000.00                                    Date: October 09, 1997

     FOR VALUE RECEIVED the undersigned hereby promise to pay to Left Coast Advertising, Inc. at 14675 Interurban Ave. South, Seattle, WA 98168 or at such other place as the holder hereof October designate in writing, the principal sum of One Hundred TwentY Five Thousand dollars and no/100 ($ $125,000.00 ), payable in forty-eight (48) consecutive equal monthly payments, including interest as provided below, of ($3,606.88) each, commencing with the first payment on the 23rd day of November, 1997, and continuing with a like payment on the 23rd day of each and every consecutive month thereafter until the entire remaining unpaid principal balance has been paid in full, subject to the following additional terms and conditions:

     1. Interest. Interest shall accrue on the unpaid principal balance at the simple rate of Seventeen percent (17.00%) per annum.

     2. Application of Payments. Payments shall be applied first toward the payment and satisfaction of accrued and unpaid interest, if any, and the remainder shall be applied toward the reduction of principal. Principal and interest shall be payable only in lawful money of the United States of America.

     3. Prepayment. The undersigned shall have the right, without penalty, to pre-pay any part or all of the unpaid principal balance due hereunder, in which event subsequent monthly payments shall be reduced proportionately, or, upon payment in full of all interest, principal and any other amounts due hereunder, payments shall terminate. In any event, the entire principal balance, together with all accrued interest and any accrued costs or attorney's fees, as provided herein, shall be paid in full on or before October, 2001.

     4. Default/Late Charges/Acceleration. In the event any installment payment due hereunder or any portion thereof is not made within thirty (30) days after its due date and such default is occasioned by the default of any lessee, then, to that extent, Debtor shall have sixty (60) days from such due date to repossess the subject motor vehicle(s), re-lease the same and resume making monthly installment payments pursuant to the Note. Any installment payment or any portion thereof not paid within the said sixty-day (60) period shall be added on to the end of the term covered by the Note and the final due date for such payment or part thereof, together with any accrued interest thereon shall be extended by one month for each such installment payment missed.

     5. No Waiver. The acceptance of any installment or payment after the occurrence of a default or event giving rise to the right of acceleration provided for in the previous paragraph shall not constitute a waiver of such right of acceleration with respect to any subsequent default or event.

     6. Costs of Collection/Attorneys' Fees, etc. In the event any payment due under this Note is not made, or any obligation provided to be satisfied or performed under any instrument given to secure payment of the obligations evidenced hereby is not satisfied or performed, at the time and in the manner required, the undersigned agrees to pay all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit and before or after judgment) which October be incurred by the holder hereof in connection with the enforcement of any of his rights under this Note or under any such other instrument, or any right arising out of the breach thereof, including but not limited to, reasonable expenses incurred in foreclosing on the collateral securing payment hereof, court costs, and reasonable attorneys' fees.

     7. Notice. Any notice or demand hereunder shall be deemed to have been given to and received by the undersigned when personally delivered or when deposited in the U.S. mail, certified or registered mail, return receipt requested, postage pre-paid, and addressed to the undersigned at the address set forth below or at such other address as the undersigned October hereafter designate in writing to the holder hereof.

     This note shall be governed by and construed in accordance with the laws of the State of Utah.

                                        NEWSTART CENTRE, INC.

                                        By  /s/ Robert J. Atmore
                                           ---------------------------
                                            Robert J. Atmore, President

                             CERTIFICATE OF DELIVERY
                            AND RECEIPT OF DOCUMENTS

I, Robert J, Atmore, of/for NEWSTART CENTRE, INC. do hereby certify that on the 9th day of October, 1997 I delivered to Left Coast Advertising, Inc. of 14675 Interurban Ave. South, Seattle, WA 98168 one (1) original and/or one (1) copy of each of the following documents:

     (i) Secured Loan Agreement dated the 9th day of October, 1997, between NEWSTART CENTRE, INC., as Debtor, and Left Coast Advertising, Inc. as Secured Party.

     (ii) Promissory Note dated the 9th day of October, 1997.

     DATED this 9th day of October, 1997.

                                          NEWSTART CENTRE, INC.

                                          By  /s/ Robert J. Atmore
                                             ------------------------------
                                              Robert J. Atmore, President

                                     RECEIPT

     The undersigned do hereby acknowledge receipt of each of the documents or copies thereof listed above and attached to this Certificate.

     DATED this 9th day of October, 1997.

Name: Left Coast Advertising, Inc.

By: /s/ Vaughn Tanner               Fed EIN#  91-1752154
   -------------------------------            ----------
    Vaughn Tanner

                             SECURED LOAN AGREEMENT

     THIS SECURED LOAN AGREEMENT (hereinafter referred to as "Agreement") is made and entered into on this 19th day of August, 1997, by and between NEWSTART CENTRE, INC., a Utah Corporation with its principal place of business in Salt Lake County, State of Utah, (hereinafter referred to as "Debtor") and Left Coast Advertising, Inc. of 14675 Interurban Ave. South, Seattle, WA 98168 (hereinafter referred to as "Secured Party').

     CAPTIONS AND HEADINGS. The captions and headings throughout this Agreement are for convenience of reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provisions of or the scope or intent of this Agreement or in any way affect this Agreement.

RECITALS:

     A. WHEREAS, DEBTOR is engaged in the business of buying, leasing and selling motor vehicles to the general public, and

     B. WHEREAS, DEBTOR desires to borrow working capital for the purchase of automobiles to sale or lease, and

     C. WHEREAS, Secured Party desires to loan working capital to Debtor,

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto hereby agree as follows:

     1. Loan. Secured Party hereby lends to Debtor, receipt of which is hereby acknowledged, the sum of $ $125,000.00 payable to Debtor in certified funds concurrent with the execution of this Agreement and the other documents/instruments referred to below.

     2. Loan Documents.

         a) Execution and delivery by Debtor. Debtor hereby agrees to execute, by and through its authorized representatives, and to deliver to Secured Party, the following instruments/ documents to effect the loan described in paragraph 1 above.

                  1) Promissory Note dated the 19th day of August, 1997, a copy of which is attached hereto as Exhibit "A".

                  2) Certificate of Delivery and Receipt of Documents, a copy of which is attached hereto as Exhibit "B".

         b) Execution and delivery by Secured Party. Secured Party hereby agrees to execute and deliver to Debtor the Certificate of Delivery and Receipt of Documents dated the 19th of August, 1997, (Exhibit "B").

     3. Grant of Lien. Debtor hereby grants to Secured Party a continuing lien against each vehicle (hereinafter the "vehicles") purchased with Secured Party's funds to secure the payment and performance of each and every obligation, liability and undertaking of Debtor under the loan documents and Debtor hereby represents and warrants to secured Party that Debtor is or, after acquisition by Debtor, will be the owner of the vehicles and possesses all requisite power and authority to execute and deliver this Agreement and to grant to Secured Party a lien as to all of the vehicles or any replacements thereof.

     4. No Other Security Interests/Liens. No financing statement or lien covering the vehicles has been given or filed by Debtor with any filing officer, and the said vehicles are or will be free from any adverse liens, security interests, claims or encumbrances of any kind.

     5. Taxes and Assessments. All taxes, assessments and other governmental charges including Utah State sales tax, county property tax, and license and registration fees upon the vehicles will, to the best of Debtor's knowledge, have been paid and shall continue to be paid as they become due and payable.

     6. Substitution of Collateral. Secured Party consents and acknowledges that Debtor, from time to time, August sell, transfer or assign any or all of the said vehicles or leases covering the vehicles. Secured Party further agrees to cooperate with and to execute and deliver to Debtor such additional documents as August be necessary to sell or otherwise dispose of any of the vehicles provided Debtor, within a reasonable time, replaces such vehicle(s) with other vehicle(s) of equal or greater value and lists Secured Party as the sole lien holder on the titles to any such replacement vehicles.

     7. Evidence of Title. Debtor shall, within thirty (30) days after the receipt thereof, deliver to Secured Party copies of any and all title and/or registration documents relating to any of the motor vehicles covered by this Agreement showing Secured Party as the sole lienholder. Debtor shall not further mortgage, pledge, grant or permit to exist any lien against or security interest in, or encumbrance on, any of the vehicles without the prior written consent of Secured Party.

     8. Insurance. Debtor shall maintain, or cause Lessees to maintain, at Debtor's or Lessee's expense, proper insurance coverage on the vehicles covered by this Agreement upon terms and with limits of coverage reasonably required by the existing custom and usage in the motor vehicle leasing industry and all rights, duties and obligations of Debtor and Lessees with respect to insurance coverage of the vehicles, including, without limitation, payment of premiums, use of proceeds and disposition of policies shall be as are standard in the auto leasing industry.

     9. Licenses and Permits. Debtor shall keep in effect all licenses, permits and franchises required by law or contract relating to the vehicles and shall pay, when due, all fees and other charges pertaining thereto.

     10. Miscellaneous.

         (a) Entire Agreement. This Agreement, together with all of the documents/instruments listed herein constitute the entire agreement between the parties. There are no terms, obligations, covenants, representations, statements, or conditions between the parties, other than those contained herein. No variations or modifications of this Agreement or waiver of any of the terms or provisions hereof shall be deemed valid unless in writing and signed by both parties.

         (b) Grace Period. In the event of a non-monetary default, Debtor shall have thirty (30) days after receipt of written notice thereof from Secured Party in which to cure such default.

         (c) Amendments. Neither this Agreement nor any provisions hereof August be changed, waived, discharged or terminated orally and August only be modified or amended by an instrument in writing, signed by Secured Party and Debtor.

         (d) Binding Effect. This Agreement shall be binding upon Debtor and Debtor's successors and assigns. This Agreement shall inure to the benefit of Secured Party, and Secured Party's heirs, personal representatives, successors and assigns.

         (e) Notices. Except as otherwise provided herein, all notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered or, if mailed, then when mailed, if mailed by registered or certified mail, postage prepaid, addressed as follows:

If to Secured Party, to:                 If to Debtor, to:
Left Coast Advertising, Inc.             Newstart Centre, Inc.
c/o 14675 Interurban Ave. South          5200 South State Street
Seattle, WA 98168                        Murray, Utah 84107

Such addresses August be changed by notice to the other parties given in the same manner as above provided. Any notice given hereunder shall be deemed given as of the date delivered or mailed.

     (f) Severability. If any term or provision of this Agreement shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable or unenforceable, such void, voidable or unenforceable term or provision shall not affect any other term or provision of this Agreement.

     (g) Governing Law. This Agreement and all matters relating hereto shall be governed by, construed and interpreted in accordance with the laws of the State of Utah, County of Salt Lake.

     (h) Termination. This Agreement shall terminate upon the full and complete performance and satisfaction by Debtor of all of its obligations to Secured Party under this Agreement or any other instrument referred to herein requiring performance by Debtor.

     IN WITNESS WHEREOF, Debtor and Secured Party have executed this Secured Loan Agreement effective as of the date first above written.

                                           DEBTOR:

                                           NEWSTART CENTRE, INC.

                                           By  /s/ Robert J. Atmore
                                              --------------------------------
                                               Robert J. Atmore, President

                                           SECURED PARTY:

                                           Left Coast Advertising, Inc.

                                           By  /s/ Vaughn Tanner
                                              --------------------------------
                                               Vaughn Tanner

                                PROMISSORY NOTE
                                   (Secured)

$ $125,000.00                                           Date: August 19,1997

     FOR VALUE RECEIVED the undersigned hereby promise to pay to Left Coast Advertising, Inc. at 14675 Interurban Ave. South, Seattle, WA 98168 or at such other place as the holder hereof August designate in writing, the principal sum of One Hundred Twenty Five Thousand dollars and no/100 ($ $125,000.00 ), payable in forty-eight (48) consecutive equal monthly payments, including interest as provided below, of ($3.606.88 ) each, commencing with the first payment on the 3rd day of October, 1997, and continuing with a like payment on the 3rd day of each and every consecutive month thereafter until the entire remaining unpaid principal balance has been paid in full, subject to the following additional terms and conditions:

     1. Interest. Interest shall accrue on the unpaid principal balance at the simple rate of Seventeen percent (17.00%) per annum.

     2. Application of Payments. Payments shall be applied first toward the payment and satisfaction of accrued and unpaid interest, if any, and the remainder shall be applied toward the reduction of principal. Principal and interest shall be payable only in lawful money of the United States of America.

     3. Prepayment. The undersigned shall have the right, without penalty, to pre-pay any part or all of the unpaid principal balance due hereunder, in which event subsequent monthly payments shall be reduced proportionately, or, upon payment in full of all interest, principal and any other amounts due hereunder, payments shall terminate. In any event, the entire principal balance, together with all accrued interest and any accrued costs or attorney's fees, as provided herein, shall be paid in full on or before August, 2001.

     4. Default/Late Charges/Acceleration. In the event any installment payment due hereunder or any portion thereof is not made within thirty (30) days after its due date and such default is occasioned by the default of any lessee, then, to that extent, Debtor shall have sixty (60) days from such due date to repossess the subject motor vehicle(s), re-lease the same and resume making monthly installment payments pursuant to the Note. Any installment payment or any portion thereof not paid within the said sixty-day (60) period shall be added on to the end of the term covered by the Note and the final due date for such payment or part thereof, together with any accrued interest thereon shall be extended by one month for each such installment payment missed.

     5. No Waiver. The acceptance of any installment or payment after the occurrence of a default or event giving rise to the right of acceleration provided for in the previous paragraph shall not constitute a waiver of such right of acceleration with respect to any subsequent default or event.

     6. Costs of Collection/Attorneys' Fees, etc. In the event any payment due under this Note is not made, or any obligation provided to be satisfied or performed under any instrument given to secure payment of the obligations evidenced hereby is not satisfied or performed, at the time and in the manner required, the undersigned agrees to pay all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit and before or after judgment) which August be incurred by the holder hereof in connection with the enforcement of any of his rights under this Note or under any such other instrument, or any right arising out of the breach thereof, including but not limited to, reasonable expenses incurred in foreclosing on the collateral securing payment hereof, court costs, and reasonable attorneys" fees.

     7. Notice. Any notice or demand hereunder shall be deemed to have been given to and received by the undersigned when personally delivered or when deposited in the U.S. mail, certified or registered mail, return receipt requested, postage pre-paid, and addressed to the undersigned at the address set forth below or at such other address as the undersigned August hereafter designate in writing to the holder hereof.

     This note shall be governed by and construed in accordance with the laws of the State of Utah.

                                      NEWSTART CENTRE, INC.

                                      By  /s/ Robert J. Atmore
                                         --------------------------------
                                          Robert J. Atmore, President

                            CERTIFICATE OF DELIVERY
                            AND RECEIPT OF DOCUMENTS

I, Robert J, Atmore, of/for NEWSTART CENTRE, INC. do hereby certify that on the 19th day of August, 1997 I delivered to Left Coast Advertising, Inc. of 14675 Interurban Ave. South, Seattle, WA 98168 one (1) original and/or one (1) copy of each of the following documents:

     (i) Secured Loan Agreement dated the 19th day of August, 1997, between NEWSTART CENTRE, INC., as Debtor, and Left Coast Advertising, Inc. as Secured Party.

     (ii) Promissory Note dated the 19th day of August, 1997.

     DATED this 19th day of August, 1997.

                                           NEWSTART CENTRE, INC.

                                           By  /s/ Robert J. Atmore
                                              --------------------------------
                                               Robert J. Atmore, President

                                    RECEIPT

     The undersigned do hereby acknowledge receipt of each of the documents or copies thereof listed above and attached to this Certificate.

     DATED this 19th day of August, 1997.

Name:  Left Coast Advertising, Inc.

By:  /s/ Vaughn Tanner                 Fed EIN#  91-1752154
    ----------------------------------           ----------
     Vaughn Tanner